NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, OR ANY APPLICABLE STATE SECURITIES LAWS. AS A RESULT, THIS WARRANT AND SUCH SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR EVIDENCE SATISFACTORY TO THE COMPANY OF AN APPLICABLE EXEMPTION FROM REGISTRATION UNDER THE ACT OR COMPLIANCE WITH RULE 144 UNDER SUCH ACT. THE TRANSFER OF THIS WARRANT IS FURTHER RESTRICTED AS PROVIDED HEREIN.

WARRANT TO PURCHASE SHARES
OF COMMON STOCK
OF URON INC.

EXERCISABLE ON OR BEFORE, AND VOID AFTER
5:00 P.M. MINNEAPOLIS TIME ON NOVEMBER 29, 2012

THIS CERTIFIES THATLantern Advisors, LLC, a Minnesota limited liability company (the “Holder”), or registered assigns, is entitled to subscribe for and purchase from URON Inc., a Minnesota corporation (the “Company”), at any time permitted hereunder after November 29, 2007, and through November 29, 2012 (subject to the terms and provisions of this Warrant), up to 400,000 shares of the Company’s common stock at an exercise price of $0.01 per share, subject to adjustment as provided herein (as adjusted, the “Purchase Price”).

The shares that may be acquired upon exercise of this Warrant are referred to herein as the “Warrant Shares.” As used herein, the term “Holder” means the Holder identified in the paragraph above and any party who acquires all or a part of this Warrant as a registered transferee of such Holder. The term “Convertible Securities” means any stock or other securities convertible into, or exchangeable for, Company common stock. This Warrant is subject to the following terms and conditions:

1. Exercise. The rights represented by this Warrant may be exercised by the Holder, in whole or in part (but not as to a fractional share of common stock), by written Notice of Exercise (in the form attached hereto) delivered to the Company at its principal office prior to the expiration of this Warrant and accompanied or preceded by the surrender of this Warrant, along with a check in payment of the Purchase Price multiplied by the number of Warrant Shares being purchased hereunder (unless this Warrant is being exercised pursuant to Section 9 below). The right to exercise this Warrant shall vest only upon a change in control of the Company, which shall be deemed to occur upon any of the following: (a) an acquisition by one or more individuals, entities or associations of effective control (whether through legal or beneficial ownership of capital stock, by contract or otherwise) of more than 33% of the voting securities of the Company, or (b) a merger or consolidation of the Company or any of its affiliates (specifically including but not limited to a subsidiary), with or into any other entity or association, or the merger or consolidation of any other entity or association with or into the Company or any of its affiliates (specifically including but not limited to a subsidiary). As used herein, the term “affiliates” shall have the meaning ascribed to such term under the Securities Act of 1933.

2. Exchange and Replacement. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction, or mutilation of this Warrant, the Company will make and deliver a new Warrant of like tenor, in lieu of this Warrant. This Warrant shall be promptly canceled by the Company upon the surrender hereof in connection with any exchange or replacement.

3. Issuance of the Warrant Shares.

(a) Subject to the provisions of paragraph (b) below, certificates for the Warrant Shares purchased hereunder shall be delivered to the Holder within a reasonable time, not exceeding five business days, after the rights represented by this Warrant shall have been exercised in accordance with the requirements hereof, and, unless this Warrant has expired, a new Warrant representing the right to purchase the number of Warrant Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be delivered to the Holder within such time.

(b) Notwithstanding the foregoing, the Company shall not be required to recognize any exercise, or deliver any certificate for Warrant Shares upon attempted exercise, of this Warrant except in accordance with exemptions from the applicable securities, registration requirements or registrations under applicable securities laws. The Company shall not be obligated to effect a registration of the Warrant Shares under federal or state securities laws unless specifically so provided herein. The Holder agrees to execute such documents and make such representations, warranties and agreements as may be required solely to comply with the exemptions relied upon by the Company, or the registrations made, for the issuance of the Warrant Shares or their later resale pursuant to a registration statement filed by the Company.

4. Covenants of the Company. The Company covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this Warrant a sufficient number of shares of common stock to provide for the exercise of the rights represented by this Warrant.

5. Purchase Price and Warrant Share Adjustments. The provisions of this Warrant are subject to adjustment as provided in this Section 5.

(a) Subject to paragraph (c) below, in case the Company shall hereafter: (i) pay any dividends on any class of stock of the Company payable in common stock or Convertible Securities; (ii) subdivide its then-outstanding shares of common stock into a greater number of shares; or (iii) combine outstanding shares of common stock, by reclassification or otherwise; then, in any such event, the Purchase Price in effect immediately prior to such event shall (until adjusted again pursuant hereto) be adjusted immediately after such event to a price (calculated to the nearest full cent) determined by dividing (A) the number of shares of common stock outstanding immediately prior to such event, multiplied by the then-existing Purchase Price, by (B) the total number of shares of common stock outstanding immediately after such event (including in each case the maximum number of shares of common stock issuable in respect of any Convertible Securities), and the resulting quotient shall be the adjusted Purchase Price. An adjustment made pursuant to this paragraph shall become effective immediately after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification. If, as a result of an adjustment made pursuant to this paragraph, the Holder of any Warrant thereafter surrendered for exercise shall become entitled to receive shares of two or more classes of capital stock of the Company, the Company’s board of directors (whose determination shall be conclusive) shall determine the allocation of the adjusted Purchase Price between or among shares of such classes of capital stock or shares of common stock and other-capital stock. All calculations under this paragraph shall be made to the nearest cent or to the nearest 1/100 of a share, as the case may be. In the event that at any time as a result of an adjustment made pursuant to this paragraph, the holder of any Warrant thereafter surrendered for exercise shall become entitled to receive any shares of the Company other than shares of common stock, thereafter the Purchase Price of such other shares so receivable upon exercise of any Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to common stock contained in this Section.

(b) In case of any consolidation or merger to which the Company is a party other than a merger or consolidation in which the Company is the surviving corporation, or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, or in the case of any statutory exchange of securities with another corporation (including any exchange effected in connection with a merger of a third corporation into the Company), there shall be no adjustment under paragraph (a) above but the Holder of this Warrant then outstanding shall have the right thereafter to convert this Warrant into the kind and amount of shares of stock and other securities, and any other property, which he, she or it would have owned or have been entitled to receive immediately after such consolidation, merger, statutory exchange sale or conveyance had such Warrant been converted immediately prior to the effective date of such consolidation, merger, statutory exchange, sale or conveyance. The provisions of this paragraph shall similarly apply to successive consolidations, mergers, statutory exchanges, sales or conveyances.

(c) Notwithstanding the provisions of paragraph (a) above, no adjustment to the number of Warrant Shares purchasable hereunder or the Purchase Price shall be made in connection with any stock combination (i.e., reverse stock split) effected in connection with any merger transaction (or associated agreements) involving Checkmate Consumer Lending Corporation, a Delaware corporation, or Wyoming Financial Lenders, Inc., a Wyoming corporation.

6. No Voting Rights. This Warrant by itself shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company.

7. Notice of Transfer of Warrant or Resale of the Warrant Shares.

(a) By acceptance hereof, the Holder agrees to give written notice to the Company before transferring this Warrant or transferring any Warrant Shares of such Holder’s intention to do so, describing briefly the manner of any proposed transfer. If in the opinion of counsel to the Company the proposed transfer may be effected without registration or qualification (under any federal and state securities laws), the Company, as promptly as practicable, shall notify the Holder of such opinion, whereupon the Holder shall be entitled to transfer this Warrant or to dispose of Warrant Shares received upon the previous exercise of this Warrant, all in accordance with the terms of the notice delivered by the Holder to the Company; provided, however, that an appropriate legend may be endorsed on this Warrant or the certificates for such Warrant Shares respecting restrictions upon transfer thereof necessary or advisable in the opinion of counsel and satisfactory to the Company to prevent further transfers which would be in violation of Section 5 of the Securities Act of 1933 (the “Securities Act”) and applicable state securities laws; and provided further that the prospective transferee or purchaser shall execute such documents and make such representations, warranties, and agreements as may be required solely to. comply with the exemptions relied upon by the Company for the transfer of disposition of the Warrant or Warrant Shares.

(b) If, in the opinion of counsel referred to in this Section 7, the proposed transfer or disposition of this Warrant or such Warrant Shares described in the written notice given pursuant to this Section 7 may not be effected without registration or qualification of this Warrant or such Warrant Shares the Company shall promptly give written notice thereof to the Holder, and the Holder will limit its activities in respect to such transfer or disposition as, in the opinion of both such counsel, are permitted by law.

8. No Fractional Shares. No fractional shares will be issued upon the exercise hereof.

9. Net Issue Exercise. In lieu of exercising this Warrant pursuant to Section 1 hereof, the Holder may elect to receive, without the payment of any additional consideration, a number of Warrant Shares equal to the value (as determined below) of this Warrant (or the portion thereof being exercised) by surrender of this Warrant to the Company together with a duly executed Notice of Exercise (in the form attached hereto) in which the appropriate alternative is initialed by the Holder. In such event, the Company shall issue to the Holder the number of Warrant Shares computed by applying the following formula:

X = Y (A-B)
A
Where:

X	=	the number of Warrant Shares to be issued to the Holder;

Y	=	the number of Warrant Shares subject to this warrant (or, if only a portion of this Warrant is being exercised, the number of Warrant Shares subject to the portion of this Warrant being exercised);

A	=	the Fair Market Value of one Warrant Share (at the date of such exercise); and

B	=	the Purchase Price, as adjusted to the date of such calculation.

For purposes of the above, the “Fair Market Value” of one share shall equal the average of the closing sale prices of the common stock quoted on a Nasdaq Stock Market, the AMEX, or NYSE (collectively, a “Stock Exchange”), or listed in the Over-The-Counter Bulletin Board (or the Pink Sheets) or the closing price quoted on any national securities exchange on which such securities are listed, whichever is applicable, for the ten consecutive trading days immediately prior to the date of determination of Fair Market Value (or, if no sales take place on any such trading day, the average of the closing bid and asked prices on such trading day). If, however, the common stock is not traded on a Stock Exchange or the Over-The-Counter Bulletin Board or Pink Sheets, the Fair Market Value of a Warrant Share shall be determined in good faith by the Company’s board of directors.

10. Registration Rights.

(a) Subject to paragraph (d) of this Section, each time the Company shall determine to proceed with the actual preparation and filing of a registration statement under the Securities Act, in connection with the proposed offer and sale for money of any of its securities by it (other than a registration on Form S-8, S-4 or any successor forms or other inappropriate forms), the Company will give written notice of its determination to Holder. Upon the written request of Holder given within 30 days after receipt of any such notice from the Company, the Company will, except as herein provided, cause all Warrant Shares with respect to which Holder has requested registration to be included in such registration statement, all to the extent requisite to permit the sale or other disposition by Holder of the shares to be so registered; provided, however, that nothing herein shall prevent the Company from, at any time, abandoning or delaying any such registration initiated by it. If any such registration pertains to an underwritten offering in whole or in part, the Company may require that the shares requested for inclusion by Holder pursuant to this section be included in the underwritten offering on the same terms and conditions as the securities otherwise being sold through the underwriters. If, in the good faith judgment of the managing underwriter of such underwritten offering, the inclusion of all of the Warrant Shares originally covered by a request for registration made by Holder would reduce the amount of securities to be offered by the Company or interfere with the successful marketing of the securities to be offered by the Company, the number of Warrant Shares owned by or issuable to Holder and otherwise to be included in the underwritten offering may be reduced. Any Warrant Shares which are thus excluded from the underwritten offering shall be withheld from the market by Holder for a period, not to exceed 180 days, that the managing underwriter reasonably determines is necessary in order to effect the underwritten offering.

(b) If and whenever the Company is required by the provisions of Section 10(a) to effect the registration of any Warrant Shares under the Securities Act, the Company will:

(i) prepare and file with the SEC a registration statement with respect to such shares, and use reasonable commercial efforts to cause such registration statement to become and remain effective for such period as may be reasonably necessary to effect the sale of such shares, not to exceed two years from the date of issuance of the covered Warrant Shares;

(ii) prepare and file with the SEC such amendments to such registration statement and supplements to the prospectus contained therein as may be necessary to keep such registration statement effective for such period as may be reasonably necessary to effect the sale of such securities, not to exceed two years from the date of issuance of the covered Warrant Shares;

(iii) furnish to Holder and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as Holder and underwriters may reasonably request in order to facilitate the public offering of such securities;

(iv) use reasonable commercial efforts to register or qualify the securities covered by such registration statement under such state securities or blue sky laws of such jurisdictions as the underwriters may reasonably request within 20 days following the original filing of such registration statement, except that the Company shall not for any purpose be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified; and

(v) prepare and promptly file with the SEC any amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading.

(c) With respect to any registration of shares pursuant to Section 10(a), the Company shall bear the following fees, costs and expenses: all registration, filing and NASD fees, printing expenses, fees and disbursements of counsel and accountants for the Company, fees and disbursements of counsel for the underwriter or underwriters of such securities (if the Company and/or selling security holders are required to bear such fees and disbursements), all internal Company expenses, the premiums and other costs of policies of insurance against liability arising out of the public offering, and all legal fees and disbursements and other expenses of complying with state securities or blue sky laws of any jurisdictions in which the securities to be offered are to be registered or qualified. Fees and disbursements of counsel and accountants for Holder, underwriting discounts and commissions and transfer taxes for Holder and any other expenses incurred by Holder not expressly included above shall be borne by Holder.

(d) Notwithstanding anything to the contrary herein, the Company shall not be obligated to register the resale of (i) any Warrant Shares purchased for cash which have been outstanding for more than two years or (ii) any Warrant Shares, purchased pursuant to Section 9, after November 29, 2010.

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.

URON INC.:

By:	/s/ Christopher Larson
Christopher Larson Chief Executive Officer

NOTICE OF EXERCISE

(To be signed upon exercise of Warrant)

The Undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, of the shares of common stock of URON Inc. to which such Warrant relates and herewith makes payment of $______________________ therefor in cash or by certified check (unless the Warrant is being exercised pursuant to Section 9, in which case the box below indicating such fact is checked), and requests that the certificate for such shares be issued in the name of, and be delivered to,   ________________ the address for which is set forth below the signature of the undersigned.

࿲	The undersigned is exercising the Warrant pursuant to the Net Issue Exercise provisions of Section 9.

Dated: _______________________, 20____

________________________________________________________
Signature

________________________________________________________
Name

________________________________________________________
Address

________________________________________________________
City, State, Zip Code

________________________________________________________
Social Security or Tax Identification No.

ASSIGNMENT FORM

(To be signed only upon authorized transfer of Warrant)

For Value Received, the undersigned hereby sells, assigns, and transfers unto _______________________________ the right to purchase the securities of URON Inc., a Minnesota corporation, to which the within Warrant relates and appoints ______________________, attorney, to transfer said right on the books of URON Inc. with full power of substitution in the premises.

Dated: _______________________, 20____

________________________________________________________
Signature

________________________________________________________
Name

________________________________________________________
Address

________________________________________________________
City, State, Zip Code

________________________________________________________
Social Security or Tax Identification No.